UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

FS BANCORP, INC.
(Exact name of registrant as specified in its charter)

Washington	001-35589	45-4585178
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6920 220th Street SW Mountlake Terrace, Washington	98043
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (425) 771-5299

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FSBW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Comepnsatory Arrangements of Certain Officers.

(e) As of January 29, 2024, 1st Security Bank of Washington (“Bank”), the wholly-owned subsidiary of FS Bancorp, Inc. entered into change of control agreements with Shana Allen, Chief Information Officer, Stephanie Nicklaus, Chief Credit Officer and Ben Crowl, Chief Lending Officer. These agreements provide that if there is a change in control of the Bank during the term of the agreement, the executive will be entitled to a severance payment if the executive suffers an involuntary termination within six months preceding or twelve months following the change in control. The severance payment will be twelve months of the executive’s then current salary, paid in a lump sum within 45 days of the termination. “Involuntary termination” means (1) termination of the executive’s employment other than for cause, (2) a reduction of the executive’s base salary, unless generally applicable to all senior officers of the Bank, (3) a material adverse change in the executive’s benefits, contingent benefits or vacation, unless generally applicable to all senior officers of the Bank, (4) a relocation of more than 20 miles from Mountlake Terrace, Washington or (5) a material demotion of the executive, including but not limited to a material diminution of the executive’s title, duties or responsibilities. Receipt of the severance payment is conditioned upon the executive signing a severance agreement containing a comprehensive release of claims.
The foregoing description of the change in control agreements does not purport to be complete and is qualified in its entirety by reference to the form of change of control agreement, a  copy of which is furnished as Exhibits 10.1 and is incorporated herein by reference.

Item 9.01   Exhibits

(d)	Exhibits

10.1	Form of Change of Control Agreements.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2024	FS BANCORP, INC.

/s/ Matthew D. Mullet
Matthew D. Mullet
Chief Financial Officer